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                                                                    Exhibit 10.1

                         FIFTH AMENDMENT TO REVOLVING
                         CREDIT AND SECURITY AGREEMENT

     This FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 27/th/ day of September, 2001, by and among REPTRON ELECTRONICS, INC., a corporation organized under the laws of the State of Florida ("Reptron"); LAKE SUPERIOR MERGER CORPORATION, a corporation organized under the laws of the State of Florida ("Superior"); HIBBING ELECTRONICS CORPORATION, a corporation organized under the laws of the State of Minnesota ("Hibbing"); ("Reptron, Superior and Hibbing each a "Borrower" and collectively "Borrowers"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

     Recitals:

     Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated January 8, 1999 (as amended at any time, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

     The parties desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

          a. By deleting the definition of "Maximum Revolving Advance Amount" from Section 1.2 of the Credit Agreement and inserting the following in lieu thereof:

          "Maximum Revolving Advance Amount" shall mean $90,000,000.

          b. By deleting Section 3.10 in its entirety and inserting the following in lieu thereof:

               3.10 Letter of Credit Fees. Borrowers shall pay (x) to Agent, for the benefit of Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of
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same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by an percentage equal to the Applicable Margin for Eurodollar Rate Loans per annum, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the last day of the Term and (y) to the Issuer, any and all fees and expenses as agreed upon by the Issuer and the Borrowing Agent in connection with any Letter of Credit, including in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse Agent for any and all fees and expenses, if any, paid by Agent to the Issuer (all of the foregoing fees, the "Letter of Credit Fees"). All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

          c. By deleting Section 6.5 in its entirety and inserting the following in lieu thereof:

               6.5 Pricing Formula Ratio. Maintain a Pricing Formula Ratio, of at least (a) 0.85 to 1 for the period of four (4) Fiscal Quarters ending September 30, 2001, and (b) 1 to 1 for each period of four (4) Fiscal Quarters ending on the last day of a Fiscal Quarter after September 30, 2001.

          d. By adding the following as a new Section 6.10 immediately following Section 6.9:

               6.10 Undrawn Availability. Maintain Undrawn Availability at all times, including both prior to or immediately after any Advance, of at least $4,000,000.

          e. By deleting Exhibit E to the Loan Agreement in its entirety and inserting Exhibit E attached hereto in lieu thereof.

     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     4.   Conditions Precedent. The effectiveness of the amendments contained in
Section 2 hereof is subject to the Borrowers having paid to Agent, for the benefit of Lenders, an amendment fee of $90,000.

     5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense,
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offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; and unpaid principal amount of Advances as of the close of business on September 26, 2001, totaled $64,173,441.15.

     6. Revolving Credit Notes. In connection with the reduction of the Maximum Revolving Advance Amount under the Credit Agreement from $120,000,000 to $90,000,000 pursuant to this Amendment, the Borrowers are not being required to execute and deliver new Revolving Credit Notes to each the Lenders as a matter of convenience to the Borrowers. Notwithstanding that the aggregate amount of the existing Revolving Credit Notes exceeds $90,000,000, Borrowers acknowledge and agree that they shall not be entitled to obtain any Advances in excess of $90,000,0000 under the Credit Agreement.

     7. Representations and Warranties. Borrowers represent and warrant to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

     8. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

     9. Expenses of Agent and Lenders. Each Borrower agrees to pay, on demand, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     10. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     12. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.
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     13.  Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     14. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     16. Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent, Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

     17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

                                    REPTRON ELECTRONICS, INC.


                                     By:
                                     Name:
                                     Title:

                                         [CORPORATE SEAL ]
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                                    HIBBING ELECTRONICS CORPORATION


                                    By:
                                    Name:
                                    Title:

                                         [CORPORATE SEAL ]



                                    LAKE SUPERIOR MERGER CORPORATION

                                    By:
                                    Name:
                                    Title:


                                    Accepted and agreed to:

                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    a Lender and as Agent


                                    By:
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A. f/k/a
                                    NationsBank, N.A. , as a Lender


                                    By:
                                    Name:
                                    Title:


                                    FIRSTAR BANK, N.A., as a Lender


                                    By:
                                    Name:
                                    Title:
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                                    IBM CREDIT CORPORATION, as a Lender


                                    By:
                                    Name:
                                    Title:


                                    COMERICA BANK, as a Lender


                                    By:
                                    Name:
                                    Title:
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                                   Exhibit E

                             Pricing Formula Ratio


                             Pricing Formula Ratio
                             ---------------------
                  Applicable Margin for Eurodollar Rate Loans
                   Applicable Margin for Domestic Rate Loans
                       Applicable Facility Fee Percentage


                              Less than 1.00:1.00
                                     2.75%
                                     0.00%
                                     0.35%


           Greater than or equal to 1.00:1.00 and less than 1.10:1.00
                                     2.50%
                                     0.00%
                                     0.35%


           Greater than or equal to 1.10:1.00 and less than 1.25:1.00
                                     2.25%
                                     0.00%
                                     0.30%


           Greater than or equal to 1.25:1.00 and less than 1.50:1.00
                                     2.00%
                                     0.00%
                                     0.25%


           Greater than or equal to 1.50:1.00 and less than 1.75:1.00
                                     1.75%
                                     0.00%
                                     0.25%


                       Greater than or equal to 1.75:1.00
                                     1.50%
                                     0.00%
                                     0.25%